MORGAN STANLEY NEW DISCOVERIES FUND
LETTER TO THE SHAREHOLDERS [] AUGUST 31, 2001

Dear Shareholder:

Morgan Stanley New Discoveries Fund commenced operations on September 27, 2000. The Fund seeks long-term growth of capital by investing in a dynamic mix of stable and aggressive growth stocks of small and mid-sized companies that the portfolio management team believes have the potential to capitalize on current market conditions. Morgan Stanley Investments LP serves as the Fund's sub-advisor.

The period since the Fund's inception has been an exceedingly difficult one for growth investors. From September 30, 2000, through August 31, 2001, the Standard & Poor's MidCap 400 Index, which includes both growth and value stocks, fell more than 7 percent. More growth-oriented benchmarks fared much worse, however, with the Russell Midcap Growth Index and Nasdaq composite declining more than 42 percent and 50 percent, respectively.

The Federal Reserve Board cut interest rates a total of seven times between January and August of this year, for a total of 300 basis points. Seven interest-rate cuts in such a short period is fairly unusual, having occurred only four times since World War II. (Two additional 50-basis-point cuts were made in response to the events of September 11.) The economic data were mixed, with consumer confidence high, auto and home sales holding up and inflation in check but energy prices softening. On the negative side of the ledger was a constant stream of layoff announcements, rising jobless claims and an increase in the amount of time people were staying unemployed. Because the U.S. consumer is doing the heavy lifting in keeping what little growth there is going, the ongoing negative factors around employment are a concern.

Preannouncements around the second-quarter earnings season dominated investor sentiment. While there was negative news from the technology sector, most notably within telecommunications (including Nokia, Nortel and JDS Uniphase), not all the bad news was in technology. Among 948 companies preannouncing during the second quarter of 2001, 67 percent of the reports were negative, compared to 69 percent in the first quarter.


Performance and Portfolio Strategy
From its inception on September 27, 2000, through August 31, 2001, the Fund's Class A, B, C and D shares posted total returns of - 42.70 percent, - 43.10 percent, - 43.10 percent and - 42.60 percent, respectively. For the same period the S&P MidCap 400 Index returned - 5.77 percent. The performance of the Fund's four share classes varies because of differing expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

According to Morgan Stanley Investments, the Fund's underperformance relative to its benchmark index was primarily the result of its underweighting of value sectors in the market, such as financial services

MORGAN STANLEY NEW DISCOVERIES FUND
LETTER TO THE SHAREHOLDERS [] AUGUST 31, 2001 continued

and consumer nondurables, and its overweighting of technology and telephone services. Throughout the reporting period, value-oriented issues significantly outperformed high-growth stocks, with the technology and telecommunications sectors being the hardest hit. Cushioning the Fund's performance somewhat was its exposure to stable growth areas such as health care and consumer services.

During the first half of the reporting period, the Fund shifted from an investment strategy that was slightly tilted toward aggressive growth companies to one that favored more-stable growth issues. The Fund also reduced its technology exposure. This shift in sector weightings resulted in increases for such stable-growth areas as health care, financials, utilities, consumer issues and aerospace. Within more traditional aggressive-growth sectors, the Fund also emphasized stable growers. For example, in technology the sub-advisor reduced the Fund's exposure to cyclical subsectors like telecommunications equipment and semiconductors in favor of more-stable subsectors such as software and services. Within health care, the sub-advisor deemphasized biotechnology stocks, favoring specialty pharmaceuticals, life science technology, drug distribution, hospitals and health-care service providers.

The Fund's managers remained somewhat cautious throughout the second half of the reporting period despite the strong run-up they saw in the equity markets in April and May. The sub-advisor believed that the markets had gotten ahead of the fundamentals and that it was too soon to jump into the most aggressive stocks. Although the sub-advisor did some selective buying in the more aggressive areas of the market, such as semiconductors, broadcasting and advertising, it ended the period still holding a number of stable growers. The Fund's largest sector weightings were technology and health care, which together constituted nearly half of the Fund's portfolio. The sub-advisor has been anticipating a slowdown in consumer spending and has therefore positioned the Fund to have only selective exposure to retailing and little or no exposure to consumer credit and consumer durables.


Looking Ahead
There is no doubt that the September 11 terrorist attack will have a negative impact on the markets and the economy. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to slightly negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record ten years.

Even so, there is good reason to believe that the economy has not been completely derailed from the road to recovery. In recent months, there were many solid signs that the economy was approaching a trough. Many leading indicators had been climbing, suggesting that the economy was on the mend. Manufacturers' new orders moved solidly into positive territory by the end of the summer. Evidence like this suggests that many companies are confronting the current crisis in far better shape than might have been the case a year ago.

MORGAN STANLEY NEW DISCOVERIES FUND
LETTER TO THE SHAREHOLDERS [] AUGUST 31, 2001 continued

In the past, stocks have typically led the economy to recovery, and we believe that a stronger economic recovery next year combined with all the liquidity already in the system could help propel a sudden turnaround. A pronounced stock market rally could lead to regret for some, including those who fled the markets and especially those who gambled that the stock market would fall even farther by selling stocks short.

Fortunately, most of America's investors appear to be staying the course. According to polls taken soon after the terrorist attack, three-fourths of investors said they then had no intention of changing their investment plans. At least another tenth grasped the opportunity to buy low and intended to increase their equity exposure.

Investors should be assured that the U.S. economy is one of the most powerful engines of growth in history and has survived many attacks, including political crises, world wars, and a decades-long struggle during the cold war. The economy and the markets met each of those challenges, and each time emerged even stronger than before. Anyone who bought U.S. shares during such periods was eventually rewarded.

We appreciate your ongoing support of Morgan Stanley New Discoveries Fund and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo                         /s/ Mitchell M. Merin

Charles A. Fiumefreddo                             Mitchell M. Merin
Chairman of the Board                              President

MORGAN STANLEY NEW DISCOVERIES FUND
FUND PERFORMANCE [] AUGUST 31, 2001


[GRAPHIC OMITTED]





Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.





                                  TOTAL RETURNS
--------------------------------------------------------------------------------
                     CLASS A SHARES*
----------------------------------------------------------
PERIOD ENDED 8/31/01
---------------------------
Since Inception (9/27/00)     (42.70)%(1)   (45.71)%(2)


                     CLASS C SHARES+
----------------------------------------------------------
PERIOD ENDED 8/31/01
---------------------------
Since Inception (9/27/00)     (43.10)%(1)   (43.67)%(2)


                     CLASS B SHARES**
----------------------------------------------------------
PERIOD ENDED 8/31/01
---------------------------
Since Inception (9/27/00)     (43.10)%(1)   (45.95)%(2)


                CLASS D SHARES++
--------------------------------------------------
PERIOD ENDED 8/31/01
---------------------------
Since Inception (9/27/00)            (42.60)%(1)


------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value assuming a complete redemption on August 31, 2001.

(4) The Standard and Poor's MidCap 400 Index (S&P 400) is a market-value weighted index, the performance of which is based on the performance of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

* The maximum front-end sales charge for Class A is 5.25%. ** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.

+ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.

++   Class D shares have no sales charge.

MORGAN STANLEY NEW DISCOVERIES FUND
PORTFOLIO OF INVESTMENTS [] AUGUST 31, 2001




 NUMBER OF
  SHARES                                                        VALUE
--------------------------------------------------------------------------------
                       Common Stocks (95.1%)
                       Advertising/Marketing
                         Services (1.6%)
  158,600              Lamar Advertising Co.* ............   $  5,091,060
                                                             ------------
                       Aerospace & Defense (0.8%)
   37,100              L-3 Communications Holdings,
                         Inc.* ...........................      2,489,410
                                                             ------------
                       Beverages: Non-Alcoholic (0.9%)
   66,000              Pepsi Bottling Group, Inc.
                         (The) ...........................      2,913,900
                                                             ------------
                       Biotechnology (1.7%)
   98,700              Genzyme Corp. (General
                         Division)* ......................      5,590,368
                                                             ------------
                       Broadcasting (2.3%)
  184,100              USA Networks, Inc.* ...............      4,263,756
  114,200              Westwood One, Inc.* ...............      3,254,700
                                                             ------------
                                                                7,518,456
                                                             ------------
                       Cable/Satellite TV (0.7%)
  102,350              Cablevision Systems Corp. -
                         Rainbow Media Corp.* ............      2,435,930
                                                             ------------
                       Casino/Gaming (1.2%)
  130,800              MGM Mirage Inc.* ..................      3,812,820
                                                             ------------
                       Chemicals: Specialty (1.1%)
   75,500              Sigma-Aldrich Corp. ...............      3,443,555
                                                             ------------
                       Computer Communications (1.9%)
  199,700              Extreme Networks, Inc.* ...........      3,189,209
  264,700              Finisar Corp.* ....................      2,609,942
   30,700              McDATA Corp. (Class B)* ...........        442,080
                                                             ------------
                                                                6,241,231
                                                             ------------
                       Computer Peripherals (1.0%)
  113,300              QLogic Corp.* .....................      3,400,133
                                                             ------------
                       Contract Drilling (1.7%)
   98,200              Nabors Industries, Inc.* ..........      2,407,864
  129,800              Santa Fe International Corp. ......      3,283,940
                                                             ------------
                                                                5,691,804
                                                             ------------


NUMBER OF
 SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Data Processing Services (3.3%)
   30,600              Affiliated Computer Services,
                         Inc. (Class A)* .................   $  2,502,162
   75,000              Concord EFS, Inc.* ................      3,935,250
   78,900              Fiserv, Inc.* .....................      4,274,013
                                                             ------------
                                                               10,711,425
                                                             ------------
                       Department Stores (1.2%)
  160,700              Penney (J.C.) Co., Inc. ...........      3,856,800
                                                             ------------
                       Discount Stores (1.0%)
   65,200              BJ's Wholesale Club, Inc.* ........      3,194,800
                                                             ------------
                       Electric Utilities (3.4%)
   53,445              Allegheny Energy, Inc. ............      2,355,856
  142,500              Mirant Corp.* .....................      4,082,625
  152,300              Orion Power Holdings, Inc.* .......      3,632,355
   48,300              Reliant Resources, Inc.* ..........        950,544
                                                             ------------
                                                               11,021,380
                                                             ------------
                       Electronic Components (1.3%)
   48,800              NVIDIA Corp.* .....................      4,133,848
                                                             ------------
                       Electronic Equipment/
                         Instruments (1.9%)
   93,400              PerkinElmer, Inc. .................      2,996,272
   30,000              SCI Systems, Inc.* ................        735,000
  193,250              Symbol Technologies, Inc. .........      2,608,875
                                                             ------------
                                                                6,340,147
                                                             ------------
                       Electronic Production
                         Equipment (5.5%)
  112,500              Celestica, Inc.* ..................      4,095,000
   69,200              KLA-Tencor Corp.* .................      3,400,488
  117,700              Lam Research Corp.* ...............      3,332,087
   72,900              Novellus Systems, Inc.* ...........      3,230,199
   81,000              Synopsys, Inc.* ...................      3,737,340
                                                             ------------
                                                               17,795,114
                                                             ------------
                       Electronics/Appliance Stores (0.7%)
  112,400              Blockbuster, Inc. (Class A) .......      2,412,104
                                                             ------------
                       Engineering & Construction (2.4%)
   65,000              Fluor Corp. .......................      2,946,450

                        See Notes to Financial Statements

MORGAN STANLEY NEW DISCOVERIES FUND
PORTFOLIO OF INVESTMENTS [] AUGUST 31, 2001 continued




  NUMBER OF
   SHARES                                                          VALUE
--------------------------------------------------------------------------------
      90,100           Quanta Services, Inc.* ..............   $  1,620,899
    114,300            Shaw Group Inc. (The)* ..............      3,126,105
                                                               ------------
                                                                  7,693,454
                                                               ------------
                       Environmental Services (0.8%)
    137,600            Allied Waste Industries, Inc.* ......      2,494,688
                                                               ------------
                       Finance/Rental/Leasing (0.7%)
     56,800            Providian Financial Corp. ...........      2,218,608
                                                               ------------
                       Financial Publishing/Services (2.6%)
     43,300            McGraw-Hill Companies, Inc.
                         (The) .............................      2,565,525
     69,200            SEI Investments Co. .................      2,839,968
    130,500            SunGard Data Systems Inc.* ..........      3,086,325
                                                               ------------
                                                                  8,491,818
                                                               ------------
                       Gas Distributors (0.7%)
     42,200            Kinder Morgan, Inc. .................      2,346,320
                                                               ------------
                       Hospital/Nursing Management (2.7%)
    201,600            Health Management
                         Associates, Inc. (Class A)* .......      4,021,920
     85,200            Tenet Healthcare Corp.* .............      4,721,784
                                                               ------------
                                                                  8,743,704
                                                               ------------
                       Industrial Specialties (1.2%)
     57,600            Cabot Microelectronics
                         Corp.* ............................      4,034,880
                                                               ------------
                       Internet Software/Services (2.6%)
    213,700            Openwave Systems Inc.* ..............      3,427,748
    123,200            VeriSign, Inc.* .....................      5,057,360
                                                               ------------
                                                                  8,485,108
                                                               ------------
                       Managed Health Care (1.4%)
    265,200            Caremark Rx, Inc.* ..................      4,633,044
                                                               ------------
                       Medical Specialties (2.5%)
     69,100            St. Jude Medical, Inc.* .............      4,754,080
     64,400            Stryker Corp.* ......................      3,531,052
                                                               ------------
                                                                  8,285,132
                                                               ------------
                       Medical/Nursing Services (2.4%)
    277,300            Lincare Holdings, Inc.* .............      7,878,093
                                                               ------------


  NUMBER OF
   SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Metal Fabrications (1.1%)
    105,600            Precision Castparts Corp. ...........   $  3,626,304
                                                               ------------
                       Miscellaneous Manufacturing (1.0%)
     67,800            Mettler-Toledo International
                         Inc.* .............................      3,103,206
                                                               ------------
                       Oilfield Services/Equipment (1.5%)
    123,600            BJ Services Co.* ....................      2,772,348
     85,100            Hanover Compressor Co.* .............      2,149,626
                                                               ------------
                                                                  4,921,974
                                                               ------------
                       Other Consumer Services (2.9%)
    106,200            Apollo Group, Inc. (Class A)* .......      4,181,094
    107,900            Homestore.com, Inc.* ................      1,787,903
    505,600            Service Corp. International* ........      3,503,808
                                                               ------------
                                                                  9,472,805
                                                               ------------
                       Packaged Software (5.9%)
    315,900            BMC Software, Inc.* .................      5,054,400
    216,500            Network Associates, Inc.* ...........      3,431,525
    239,500            Peregine Systems, Inc.* .............      6,270,110
    314,300            Rational Software Corp.* ............      4,513,348
                                                               ------------
                                                                 19,269,383
                                                               ------------
                       Pharmaceuticals: Other (3.4%)
    101,300            Biovail Corp. (Canada)* .............      4,669,930
     48,600            Forest Laboratories, Inc.* ..........      3,548,286
     69,700            King Pharmaceuticals, Inc.* .........      3,014,525
                                                               ------------
                                                                 11,232,741
                                                               ------------
                       Property - Casualty Insurers (1.2%)
     59,800            Everest Re Group, Ltd.
                         (Bermuda) .........................      3,881,020
                                                               ------------
                       Railroads (1.3%)
    117,800            Canadian Pacific Ltd.
                         (Canada)* .........................      4,276,140
                                                               ------------
                       Recreational Products (3.5%)
    129,800            Electronic Arts Inc.* ...............      7,490,758
     75,500            International Game
                         Technology* .......................      4,040,760
                                                               ------------
                                                                 11,531,518
                                                               ------------

                        See Notes to Financial Statements

MORGAN STANLEY NEW DISCOVERIES FUND
PORTFOLIO OF INVESTMENTS [] AUGUST 31, 2001 continued




   NUMBER OF
    SHARES                                                       VALUE
--------------------------------------------------------------------------------
                       Semiconductors (2.7%)
      66,500           Fairchild Semiconductor Corp.
                         (Class A)* .....................   $  1,434,405
      88,500           Integrated Device Technology,
                         Inc.* ..........................      2,751,465
      87,700           Microchip Technology Inc.* .......      3,130,013
     173,300           MIPS Technologies, Inc.
                         (Class B)* .....................      1,464,385
                                                             ------------
                                                               8,780,268
                                                             ------------
                       Services to the Health
                         Industry (4.1%)
    127,600            Express Scripts, Inc.
                         (Class A)* .....................      6,829,152
     62,400            Quest Diagnostics Inc.* ..........      3,909,360
    136,500            Quintiles Transnational Corp.*          2,390,115
                                                            ------------
                                                              13,128,627
                                                            ------------
                       Specialty Insurance (2.1%)
     57,700            Ambac Financial Group, Inc. ......      3,415,840
     48,900            MGIC Investment Corp. ............      3,418,110
                                                            ------------
                                                               6,833,950
                                                            ------------
                       Specialty Stores (3.2%)
     67,100            AutoZone, Inc.* ..................      3,100,020
     62,900            Barnes & Noble, Inc.* ............      2,545,563
    170,200            Bed Bath & Beyond Inc.* ..........      4,910,270
                                                            ------------
                                                              10,555,853
                                                            ------------
                       Specialty Telecommunications (1.0%)
    660,800            McLeodUSA Inc. (Class A)* ........        826,000
    117,700            Time Warner Telecom Inc.
                         (Class A)* .....................      2,426,974
                                                            ------------
                                                               3,252,974
                                                            ------------
                       Telecommunication Equipment (3.0%)
     68,700            Comverse Technology, Inc.* .......      1,727,118
    284,500            Polycom, Inc.* ...................      5,769,660
    150,700            Sonus Networks Inc.* .............      2,225,839
                                                            ------------
                                                               9,722,617
                                                            ------------


   NUMBER OF
    SHARES                                                       VALUE
--------------------------------------------------------------------------------
                       Tobacco (1.4%)
     76,900            R. J. Reynolds Tobacco
                         Holdings, Inc. .................   $  4,440,975
                                                            ------------
                       Wireless Communications (2.6%)
    257,508            TeleCorp PCS, Inc. (Class A)*           3,476,358
    159,000            Western Wireless Corp.
                         (Class A)* .....................      4,917,870
                                                            ------------
                                                               8,394,228
                                                            ------------
                       Total Common Stocks
                       (Cost $363,186,497) ..............    309,823,717
                                                            ------------


  PRINCIPAL
  AMOUNT IN
  THOUSANDS
------------
               Short-Term Investment (4.5%)
               Repurchase Agreement
$  14,803      Joint repurchase agreement
                 3.674% due 09/04/01
                 (dated 08/31/01;
                 proceeds $14,809,042) (a)
                 (Cost $14,803,000) ........     14,803,000
                                                -----------


Total Investments
(Cost $377,989,497) (b) .........    99.6%      324,626,717
Other Assets in Excess of
Liabilities .....................     0.4         1,321,711
                                    -----      ------------
Net Assets ......................   100.0%     $325,948,428
                                    =====      ============

---------------------------
*    Non-income producing security.

(a)  Collateralized by federal agency and U.S.Treasury obligations.

(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $24,338,248 and the aggregate gross unrealized depreciation is $77,701,028, resulting in net unrealized depreciation of $53,362,780.


                        See Notes to Financial Statements

MORGAN STANLEY NEW DISCOVERIES FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
August 31, 2001



Assets:
Investments in securities, at value
 (cost $377,989,497) ..............................................    $  324,626,717
Receivable for:
  Investments sold ................................................         7,980,115
  Shares of beneficial interest sold ..............................            77,954
  Dividends .......................................................            45,086
Prepaid expenses and other assets .................................            51,819
                                                                       --------------
  Total Assets ....................................................       332,781,691
                                                                       --------------
Liabilities:
Payable for:
  Investments purchased ...........................................         5,638,928
  Shares of beneficial interest repurchased .......................           420,037
  Investment management fee .......................................           296,772
  Distribution fee ................................................           260,829
Accrued expenses and other payables ...............................           216,697
                                                                       --------------
  Total Liabilities ...............................................         6,833,263
                                                                       --------------
  Net Assets ......................................................    $  325,948,428
                                                                       ==============
Composition of Net Assets:
Paid-in-capital ...................................................    $  600,941,069
Net unrealized depreciation .......................................       (53,362,780)
Net realized loss .................................................      (221,629,861)
                                                                       --------------
  Net Assets ......................................................    $  325,948,428
                                                                       ==============
Class A Shares:
Net Assets ........................................................    $   32,268,074
Shares Outstanding (unlimited authorized, $.01 par value) .........         5,633,161
  Net Asset Value Per Share .......................................    $         5.73
                                                                       ==============
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) .................    $         6.05
                                                                       ==============
Class B Shares:
Net Assets ........................................................    $  224,119,749
Shares Outstanding (unlimited authorized, $.01 par value) .........        39,410,795
  Net Asset Value Per Share .......................................    $         5.69
                                                                       ==============
Class C Shares:
Net Assets ........................................................    $   55,080,270
Shares Outstanding (unlimited authorized, $.01 par value) .........         9,685,723
  Net Asset Value Per Share .......................................    $         5.69
                                                                       ==============
Class D Shares:
Net Assets ........................................................    $   14,480,335
Shares Outstanding (unlimited authorized, $.01 par value) .........         2,523,484
  Net Asset Value Per Share .......................................    $         5.74
                                                                       ==============

                        See Notes to Financial Statements

MORGAN STANLEY NEW DISCOVERIES FUND
FINANCIAL STATEMENTS continued

Statement of Operations
For the period September 27, 2000* through August 31, 2001



Net Investment Loss:
Income
Interest ...................................................    $    1,098,908
Dividends (net of $12,815 foreign withholding tax) .........           762,917
                                                                --------------
  Total Income .............................................         1,861,825
                                                                --------------
Expenses
Investment management fee ..................................         4,491,152
Distribution fee (Class A shares) ..........................           123,957
Distribution fee (Class B shares) ..........................         2,985,346
Distribution fee (Class C shares) ..........................           764,020
Transfer agent fees and expenses ...........................           711,444
Registration fees ..........................................           221,528
Offering costs .............................................           166,293
Professional fees ..........................................            57,705
Custodian fees .............................................            53,130
Shareholder reports and notices ............................            36,866
Trustees' fees and expenses ................................            12,192
Other ......................................................            10,367
                                                                --------------
  Total Expenses ...........................................         9,634,000
                                                                --------------
  Net Investment Loss ......................................        (7,772,175)
                                                                --------------
Net Realized and Unrealized Gain (Loss):
Net realized loss ..........................................      (221,629,861)
Net unrealized depreciation ................................       (53,362,780)
                                                                --------------
  Net Loss .................................................      (274,992,641)
                                                                --------------
Net Decrease ...............................................    $ (282,764,816)
                                                                ==============

------------
*    Commencement of operations.

                        See Notes to Financial Statements

MORGAN STANLEY NEW DISCOVERIES FUND
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets





                                                                               FOR THE PERIOD
                                                                             SEPTEMBER 27, 2000*
                                                                                   THROUGH
                                                                               AUGUST 31, 2001
                                                                            --------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .....................................................      $   (7,772,175)
Net realized loss .......................................................        (221,629,861)
Net unrealized depreciation .............................................         (53,362,780)
                                                                               --------------
  Net Decrease ..........................................................        (282,764,816)
Net increase from transactions in shares of beneficial interest .........         608,613,244
                                                                               --------------
  Net Increase (Decrease) ...............................................         325,848,428
Net Assets:
Beginning of period .....................................................             100,000
                                                                               --------------
End of Period ...........................................................      $  325,948,428
                                                                               ==============

------------
*    Commencement of operations.



                        See Notes to Financial Statements

MORGAN STANLEY NEW DISCOVERIES FUND
NOTES TO FINANCIAL STATEMENTS [] AUGUST 31, 2001


1. Organization and Accounting Policies

Morgan Stanley New Discoveries Fund (the "Fund"), formerly Morgan Stanley Dean Witter New Discoveries Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital growth. The Fund seeks to achieve its objective by investing primarily in common stocks of companies with market capitalizations, at the time of purchase, that fall within the range of companies included within the Russell 2000 Index and the Standard & Poor's Mid-Cap 400 Index. The Fund was organized as a Massachusetts business trust on May 16, 2000 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc. to effect the Fund's initial capitalization. The Fund commenced operations on September 27, 2000.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager, and/or Morgan Stanley Investments, LP (the "Sub-Advisor"), formerly Miller Anderson & Sherrerd, LLP, an affiliate of the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be

MORGAN STANLEY NEW DISCOVERIES FUND
NOTES TO FINANCIAL STATEMENTS [] AUGUST 31, 2001 continued

based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

G. Offering Costs - The Investment Manager incurred offering costs on behalf of the Fund in the amount of $166,293 which will be reimbursed by the Fund for the full amount thereof. Such expenses were deferred and were fully amortized as of August 31, 2001.

MORGAN STANLEY NEW DISCOVERIES FUND
NOTES TO FINANCIAL STATEMENTS [] AUGUST 31, 2001 continued

2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.


3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $23,584,000 at August 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended August 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.21% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended August 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares

MORGAN STANLEY NEW DISCOVERIES FUND
NOTES TO FINANCIAL STATEMENTS [] AUGUST 31, 2001 continued


and Class C shares of approximately $93,200, $1,230,300 and $125,100, respectively and received approximately $1,562,000 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended August 31, 2001 aggregated $1,264,703,144 and $679,886,786, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.


5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:


                                         FOR THE PERIOD
                                       SEPTEMBER 27, 2000*
                                             THROUGH
                                         AUGUST 31, 2001
                                 -------------------------------
                                      SHARES          AMOUNT
                                 --------------- ---------------
CLASS A SHARES
Sold ...........................    14,000,478    $ 137,314,142
Redeemed .......................    (8,369,817)     (70,356,162)
                                    ----------    -------------
Net increase - Class A .........     5,630,661       66,957,980
                                    ----------    -------------

CLASS B SHARES
Sold ...........................    49,482,104      483,842,993
Redeemed .......................   (10,073,809)     (72,360,229)
                                   -----------    -------------
Net increase - Class B .........    39,408,295      411,482,764
                                   -----------    -------------

CLASS C SHARES
Sold ...........................    12,718,773      125,110,963
Redeemed .......................    (3,035,550)     (21,930,889)
                                   -----------    -------------
Net increase - Class C .........     9,683,223      103,180,074
                                   -----------    -------------

CLASS D SHARES
Sold ...........................     4,194,288       38,914,497
Redeemed .......................    (1,673,304)     (11,922,071)
                                   -----------    -------------
Net increase - Class D .........     2,520,984       26,992,426
                                   -----------    -------------
Net increase in Fund ...........    57,243,163    $ 608,613,244
                                   ===========    =============

------------
*      Commencement of operations.

MORGAN STANLEY NEW DISCOVERIES FUND
NOTES TO FINANCIAL STATEMENTS [] AUGUST 31, 2001 continued

6. Federal Income Tax Status

At August 31, 2001, the Fund had a net capital loss carryover of approximately $5,710,000 which will be available through August 31, 2009 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $213,815,000 during fiscal 2001.

At August 31, 2001, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss and nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in capital was charged and net investment loss was credited $7,772,175.

MORGAN STANLEY NEW DISCOVERIES FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:




                                                                           FOR THE PERIOD
                                                                         SEPTEMBER 27, 2000*
                                                                      THROUGH AUGUST 31, 2001**
                                                    -------------------------------------------------------------
                                                       CLASS A         CLASS B         CLASS C         CLASS D
                                                        SHARES          SHARES          SHARES          SHARES
                                                    -------------   -------------   -------------   -------------
Selected Per Share Data: ........................
Net asset value, beginning of period ............     $ 10.00          $  10.00       $ 10.00         $ 10.00
                                                      -------          --------       -------         -------
Loss from investment operations:
 Net investment loss ............................      (0.07)             (0.13)        (0.13)          (0.07)
 Net realized and unrealized loss ...............      (4.20)             (4.18)        (4.18)          (4.19)
                                                      -------          --------       -------         -------
Total loss from investment operations ...........      (4.27)             (4.31)        (4.31)          (4.26)
                                                      -------          --------       -------         -------
Net asset value, end of period ..................     $  5.73          $   5.69       $  5.69         $  5.74
                                                      =======          ========       =======         =======
Total Return+(1) ................................      (42.70)%          (43.10)%      (43.10)%        (42.60)%
Ratios to Average Net Assets (2)(3):
Expenses ........................................        1.49 %            2.28 %        2.28 %          1.28 %
Net investment loss .............................       (1.08)%           (1.87)%       (1.87)%         (0.87)%
Supplemental Data:
Net assets, end of period, in thousands .........     $32,268          $224,120       $55,080         $14,480
Portfolio turnover rate (1) .....................         155 %             155 %         155 %           155 %

------------

*    Commencement of operations.

** The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

MORGAN STANLEY NEW DISCOVERIES FUND
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley New Discoveries Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley New Discoveries Fund, formerly Morgan Stanley Dean Witter New Discoveries Fund, (the "Fund"), including the portfolio of investments, as of August 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the period September 27, 2000 (commencement of operations), to August 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to the above present fairly, in all material respects, the financial position of Morgan Stanley New Discoveries Fund as of August 31, 2001, the results of its operations, and the changes in its net assets and the financial highlights for the period September 27, 2000 (commencement of operations) to August 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 16, 2001

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











                 (This page has been left blank intentionally.)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Micheal E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Mitchell M. Merin
President                                                 [GRAPHIC OMITTED]
Barry Fink
Vice President, Secretary and General Counsel            MORGAN STANLEY
Thomas F. Caloia                                         NEW DISCOVERIES FUND
Treasurer
                                                         Annual Report
TRANSFER AGENT                                           August 31, 2001
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

SUB-ADVISOR

Morgan Stanley Investments, LP
One Tower Bridge
West Conshohocken, Pennsylvania 19428




This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.